UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

File Nos. 333-145600 and 811-04809

Liberty All-Star Equity Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Tane T. Tyler, General Counsel

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  January 1 - December 31, 2010

Item 1.  Report of Shareholders.

LIBERTY ALL-STAR® EQUITY FUND

USA

2010 ANNUAL REPORT

LIBERTY ALL-STAR
EQUITY FUND
25
1986 – 2011

ALL STAR®
EQUITY FUND

A SINGLE INVESTMENT...
A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

- A diversified, multi-managed portfolio of growth and value stocks
- Exposure to many of the industries that make the U.S. economy one of the world's most dynamic
- Access to institutional quality investment managers
- Objective and ongoing manager evaluation
- Active portfolio rebalancing
- A quarterly fixed distribution policy
- Actively managed, exchange traded fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

The views expressed in the President's Letter, Unique Fund Attributes and Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

Contents

1	President's Letter
4	Unique Fund Attributes
6	Multi-Management Has Produced More Consistent Returns
7	Investment Managers/Portfolio Characteristics
8	Manager Roundtable
12	Investment Growth
13	Table of Distributions and Rights Offerings
14	Top 20 Holdings and Economic Sectors
15	Major Stock Changes in the Quarter
16	Schedule of Investments
23	Statement of Assets and Liabilities
24	Statement of Operations
25	Statements of Changes in Net Assets
26	Financial Highlights
27	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Automatic Dividend Reinvestment and Direct Purchase Plan
33	Tax Information
34	Trustees and Officers
37	Privacy Policy
38	Description of Lipper Benchmark and the S&P 500 Index

Inside Back Cover: Fund Information

LIBERTY ALL-STAR® EQUITY FUND	1
PRESIDENT’S LETTER (UNAUDITED)

Fellow Shareholders:	February 2011

Equity investors generally enjoyed a rewarding year in 2010, as stocks built on 2009’s momentum, posting gains in three out of four quarters and finishing the year with a strong December.

For the year, the S&P 500 Index rose 15.06 percent on top of the 26.46 percent advance in 2009. The index gained 10.76 percent in the final quarter and headed into 2011 on the strength of a 6.68 percent return in December. Reinforcing the patience and long-term commitment that is often required of investors—especially as they suffered through the financial crisis of 2008 and early 2009—the S&P 500 Index returned 93.08 percent from its low in March 2009 through year-end 2010.

The stock market performed well in 2010 in spite of a lack of enthusiasm, periodic bouts of doubt, continued problems with employment and housing on the home front, and nervousness over sovereign debt abroad. Many economists gave little credence to the durability of the recovery even as it made progress through the year, and some high profile strategists continued to believe that the economy was vulnerable to a double dip recession. Given the depths to which the economy had plunged, however, a slow but steady recovery was acceptable, even if not warmly embraced. Despite the lackluster economy, the major source of strength for the stock market has been the strong rebound in corporate profits. Profitability was driven by surging productivity and a reasonable pickup in demand. During the recession, companies lowered their break even points by shuttering inefficient plants, reducing capacity and lowering unit labor costs—setting up a scenario in which even a modest rebound in economic activity would produce a strong recovery in corporate profitability.

As it turned out, the only negative period was the second quarter, when the S&P 500 Index retreated 11.43 percent. Many factors contributed to the retracement: chief among them were the previously mentioned sovereign debt problems, and one unnerving event, the so-called “flash crash” on May 6, when the Dow Jones Industrial Average briefly and inexplicably fell 1,000 points. Stacks continued to drift lower through June before rallying in July, only to weaken again in August. On August 26, however, Federal Reserve Chairman Ben Bernanke opened the door for another round of bond purchases to boost the economy. From that point, the trajectory was higher through the end of the year, with the November 3 announcement of another round of quantitative easing.

For the year, Liberty All-Star® Equity Fund returned 15.59 percent with shares valued at net asset value (“NAV”), 16.28 percent with shares valued at NAV with dividends reinvested and 21.69 percent with shares valued at market price with dividends reinvested. All three measures of return topped the S&P 500 (+15.06 percent), as well as the 12.94 percent rise in the Fund’s primary benchmark, the Upper Large-Cap Core Mutual Fund Average. For calendar year 2010, the Fund’s NAV reinvested return ranked it in the top 10 percent of all funds in that universe. This was the second consecutive year the Fund placed in the top decile within that peer group. Longer term, from the market’s March 9, 2009 low point through December 31, 2010, the Fund’s NAV with dividends reinvested advanced more than 105 percent, while Fund shares valued at market price with dividends reinvested gained almost 140 percent.

Over the course of the year, the discount at which Fund shares traded relative to their underlying NAV ranged from 10.4 percent to 17.6 percent versus a range of 15.6 percent to 26.5 percent in 2009. We are pleased that the discount narrowed over the year, even though it remains above the Fund’s historical average. We believe that the discount range of closed-end domestic equity funds remains relatively wide as investors have favored bond and international equities, particularly emerging markets. We believe those investment flows may be in the process of reversing and if the current direction holds we should see discounts continue to narrow.

www.all-starfunds.com	USA

2	LIBERTY ALL-STAR® EQUITY FUND
PRESIDENT’S LETTER (UNAUDITED)

Once again, in this annual report we offer a question and answer session with the Fund’s five investment managers. We believe you will find the comments of these leading investment managers to be both interesting and insightful. As we have also done in recent annual reports, we once again offer a brief summary of the Fund’s attributes (on pages 4 and 5). I urge you to revisit these attributes, as they help to make the Fund a unique and attractive investment vehicle.

One of those attributes is the Fund’s distribution policy. This policy—which has been in place since 1988—is a major component of the Fund’s total return. Often, however, these distributions—either in cash or reinvested in additional Fund shares—are overlooked. As you will see in the table on the facing page, these distributions add up over time—in fact, over the past 20 years they total $19.59 per share. We would emphasize that shareholders need to include these distributions when determining the return on their investment in the Fund.

Before closing, I would like to point out that 2011 marks the Fund’s 25th anniversary, as it commenced operations in 1986. It has been a remarkable 25 years in the history of the country as well as in events and actions in the broad stock market.

We are most gratified that over these two and one-half decades the Fund had confirmed the validity of its multi-manager structure and its ability to meet its objective of serving as a high quality, long-term, core equity holding. The chart of All-Star’s 20-year track record found on page 6 provides clear testimony to the value of the muIti-management strategy. We continue to believe that the fundamental structure of the Fund provides a sound foundation for investing throughout ever-changing market environments, such as we have witnessed over the past 25 years. Be assured that we at Liberty All-Star® Equity Fund will continue to diligently manage the Fund with the best long-term interests of shareholders first and foremost.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

ANNUAL REPORT DECEMBER 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	3
PRESIDENT’S LETTER (UNAUDITED)

FUND STATISTICS AND SHORT-TERM PERFORMANCE PERIODS ENDING DECEMBER 31, 2010

FUND STATISTICS:

Net Asset Value (NAV)		$5.69
Market Price		$4.93
Discount		13 .4%

	Quarter		2010
Distributions	$0.08		$0.31
Market Price Trading Range	$4.33 to $4.94		$3.82 to $4.98
Discount Range	13.4% to 15.3%		10.4% to 17.6%

PERFORMANCE:

Shares Valued at NAV	12.70%		15.59%
Shares Valued at NAV with Dividends Reinvested	12.91%		16.28%
Shares Valued at Market Price with Dividends Reinvested	13.58%		21.69%
S&P 500 Index	10.76%		15.06%
Lipper Large-Cap Core Mutual Fund Average*	10.41%		12.94%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	7th		10th
Number of Funds in Category	1105		1069

LONG-TERM PERFORMANCE SUMMARY AND DISTRIBUTIONS PERIODS ENDING DECEMBER 31, 2010	ANNUALIZED RATES OF RETURN
	3 YEARS	5 YEARS	10 YEARS	20 YEARS
LIBERTY ALL-STAR® EQUITY FUND

Distributions	$1. 27	$2.96	$7.67	$19.59
Shares Valued at NAV	(3.79%)	0.42%	1.09%	8.47%
Shares Valued at NAV with Dividends Reinvested	(2.47%)	1.53%	1.66%	8.92%
Shares Valued at Market Price with Dividends Reinvested	(2.74%)	(0.01%)	1.18%	8.91%
S&P 500 Index	(2.86%)	2.29%	1.41%	9.14%
Lipper Large-Cap Core Mutual Fund Average*	(3.23%)	1.93%	1.34%	8.70%
NAV Reinvested Percentile Ranking (1 = best; 100 = worst)	36th	61st	42nd	50th
Number of Funds in Category	910	768	461	89

*	Percentile ranks calculated using the Fund’s NAV Reinvested results within the Lipper Large-Cap Core Open-end Mutual Fund Universe.

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting Fund expenses. The Fund’s performance is calculated assuming that a shareholder exercised all primary rights in the Fund’s rights offerings. Figures shown for the unmanaged S&P 500 Index are total returns, including dividends. A description of the Lipper benchmark and the S&P 500 Index can be found on page 38.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

www.all-starfunds.com	USA

4	LIBERTY ALL-STAR® EQUITY FUND
UNIQUE FUND ATTRIBUTES (UNAUDITED)

Multi-management for Individual Investors

Liberty All-Star® Equity Fund is multi-managed, an investment discipline that is followed by large institutional investors to diversify their portfolios. In 1986, Liberty All-Star® Equity Fund became the first closed-end fund to bring multi-management to individual investors.

Real-time Trading and Liquidity

The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. In addition, Fund shares offer immediate liquidity and there are no annual sales fees.

ANNUAL REPORT DECEMBER 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	5
UNIQUE FUND ATTRIBUTES (UNAUDITED)

Access to Institutional Managers

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

Monitoring and Rebalancing

ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy, and will replace managers when warranted. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

Alignment and Objectivity

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Trustees that is elected by and responsible to shareholders.

Distribution Policy

Since 1988, the Fund has followed a policy of paying annual distributions on its shares at a rate that approximates historical equity market returns. The current annual distribution rate is 6 percent of the Fund’s net asset value (paid quarterly at 1.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

www.all-starfunds.com	USA

6	LIBERTY ALL-STAR® EQUITY FUND
MULTI-MANAGEMENT HAS PRODUCED MORE CONSISTENT RETURNS (UNAUDITED)

The narrative on the preceding two pages is intended to focus on the unique attributes of the Fund. The chart below demonstrates the long-term outcome of these attributes, particularly the Fund’s multi-management structure. Most mutual funds are run by a single portfolio manager or an internal team of managers pursuing a particular investment style, whether it’s growth or value. But styles go in and out of favor. A style that outperforms on a relative basis one year may disappoint the next, leading to higher volatility.

As discussed in our “Unique Fund Attributes” feature, ALPS utilizes multi-management, that is, combining managers who practice different investment styles to reduce volatility while producing competitive returns.

All-Star’s long-term track record provides clear testimony to the value of the multi-management strategy. The chart below demonstrates that for the trailing 20-year period ending December 31, 2010, the Fund has achieved better-than-average returns and better-than-average consistency compared with peer funds in the Lipper Large-Cap Core universe that have a 20-year performance history.

Each dot represents the precise 20-year return and consistency record ending December 31, 2010, of each fund in the universe of 63 open-end Large-Cap Core equity mutual funds (as classified by Lipper, Inc.) that has a 20-year history. The star represents the Fund’s 20-year NAV reinvested return for the period ending December 31, 2010. The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market’s value.

Consistency is measured by the volatility of “non-market” monthly returns, calculated by subtracting the return of the S&P 500 Index from each mutual fund’s return. The lower the volatility, the higher the consistency of results compared with the stock market.

ANNUAL REPORT DECEMBER 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	7
INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS (UNAUDITED)

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Index.

	INVESTMENT STYLE SPECTRUM
PORTFOLIO CHARACTERISTICS	VALUE				GROWTH
AS OF DECEMBER 31, 2010
	Schneider	Pzena	Matrix	Cornerstone	TCW	Total Fund	S&P 500 Index
Number of Holdings	36	41	37	46	32	157*	500

Percent of Holdings in Top 10	51%	36%	34%	39%	45%	18%	19%

Weighted Average Market Capitalization (billions)	$38	$56	$57	$56	$60	$53	$86

Average Five-Year Earnings Per Share Growth	(7)%	(4)%	(4)%	18%	23%	5%	5%

Dividend Yield	1.1%	1.5%	1.3%	0.7%	0.7%	1.1%	1.9%

Price/Earnings Ratio**	14x	12x	14x	18x	25x	16x	18x

Price/Book Value Ratio	1.7x	1.9x	2.7x	4.7x	5.4x	3.3x	3.4x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

www.all-starfunds.com	USA

8	LIBERTY ALL-STAR® EQUITY FUND
MANAGER ROUNDTABLE (UNAUDITED)

Investment Manager Roundtable

The Fund’s five investment managers look at markets and investing in 2010 and at what they anticipate in 2011 through the lens of their value or growth style

Liberty All-Star® Equity Fund’s five investment managers represent long experience, deep knowledge, a proven track record and, given that they represent both growth and value styles of investing, a broad point of view on the stock market and equity investing generally. Thus, once again, we are grateful to be able to call upon this resource to provide Fund shareholders with commentary and insight. The Fund’s Investment Advisor, ALPS Advisors, serves as moderator of the roundtable. Participating investment management firms, the portfolio manager for each and their respective styles and strategies are:

CORNERSTONE CAPITAL MANAGEMENT, INC.

Portfolio Manager/Thomas G. Kamp, CFA

President and Chief Investment Officer

Investment Style/Growth – Cornerstone evaluates stocks that its research identifies as offering underappreciated opportunities for growth as defined by one or more of their metrics. Stock selection is further based on the fundamentals of revenue, earnings, cash flow, and management depth and credibility.

MATRIX ASSET ADVISORS, INC.

Portfolio Manager/David A. Katz, CFA

President and Chief Executive Officer

Investment Style/Value – Matrix follows an opportunistic value-oriented investment philosophy. Matrix believes that value can be found in all sectors of the economy, and thus looks for investment opportunities beyond traditional value industries.

PZENA INVESTMENT MANAGEMENT, LLC

Portfolio Manager/Antonio DeSpirito, III

Principal and Portfolio Manager

Investment Style/Value – Pzena uses fundamental research and a disciplined process to identify good companies with a sustainable business advantage that the firm believes are undervalued on the basis of current price to an estimated normal level of earnings.

SCHNEIDER CAPITAL MANAGEMENT CORPORATION

Portfolio Manager/Arnold C. Schneider, III, CFA

President and Chief Investment Officer

Investment Style/Value – The firm practices a disciplined, fundamental approach to add value over time. Research focuses on uncovering new ideas and owning undervalued stocks before they experience a rebound in earnings and come to the attention of other investors.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Manager/Craig C. Blum, CFA

Managing Director

Investment Style/Growth – TCW invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. TCW’s concentrated growth equity strategy seeks companies with distinct advantages in their business model.

Thank you for your participation in this year’s roundtable. To start, a style-based question: Across the capitalization range, growth outperformed value in 2010. From your point of view—either growth or value—to what do you attribute this? And, once again from the perspective of your growth or value style, make the case for outperformance by your style in 2011. Tom Kamp and Craig Blum, let’s hear from the growth managers to start.

Kamp (Cornerstone – Growth): Growth outperformed in 2010 due to the fact that in a slow growth economy such as we had growth is more difficult to find, which generally results in higher valuations for growth stocks. We believe the same forces that caused growth to beat value in 2010 will continue to play out in 2011; therefore,

we expect growth to beat value.	‘Every day is a new day, so don’t lament missed opportunities.’ —Tony DeSpirito (Pzena –Value)

Blum (TCW – Growth): Market returns in 2009 were heavily driven by multiple expansion, setting up 2010 to be a proving ground for earnings. While earnings were generally more than supportive of the expectations being priced in during the latter part of 2009, the market began to differentiate between companies generating top line growth versus those merely cutting costs. Many growth companies, therefore, saw additional multiple expansion in addition to better-than-expected earnings in 2010. In 2011, we believe the market will continue to reward companies producing attractive top line growth amid a less-than-robust recovery, leading to continued outperformance of growth stocks.

Thank you both. Let’s turn to the value managers and ask Tony DeSpirito to begin.

DeSpirito (Pzena – Value): When sentiment shifted from fear of an economic slowdown to optimism for a sustained, if tepid, recovery, cyclical stocks in consumer durables, materials and producer durables led the rally. These stocks currently have a proportionately greater representation in the growth indexes. Conversely, the financial sector, which is currently more than a quarter of the value index, lagged as regulatory uncertainty continued to weigh on the sector. For 2011, we see an environment where there are valuation spreads between cheap stocks and the broad market. There is a host of deeply discounted

ANNUAL REPORT DECEMBER 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	9
MANAGER ROUNDTABLE (UNAUDITED)

stocks providing ample opportunity for outperformance in the coming year. We continue to have large weights in the financials, technology, defense and building products.

Thank you. Let’s hear from Matrix and Schneider to round out our first discussion point.

Katz (Matrix – Value): The outperformance of growth over value in 2010 was across the board, but not overly dramatic within any capitalization weighting. The outperformance was due to a combination of factors, including: a greater number of economically sensitive holdings among growth stocks, a modest reversal of the significant outperformance of value over growth in 2009 and outperformance in the growth sectors of consumer discretionary, producer durables and technology. Nevertheless, as we have mentioned in the past, the lines between growth and value have blurred somewhat in the past several years.

More dramatic, however, was the differential across capitalizations. Small stocks significantly outpaced large ones in a nearly linear relationship.

We believe this offers a reversionary opportunity in 2011. Large and, certainly, mega-cap stocks are long overdue for outperformance. As the economic recovery matures, it is likely that higher quality and larger companies will play catch-up with smaller names. From a fundamental perspective, they should be doing much better, as their valuations are often compelling and business prospects look quite strong. We believe our portfolio should benefit from a move toward large and mega-cap stocks.

Schneider (Schneider Capital Management – Value): We don’t believe the difference between growth and value in 2010 was very meaningful. Strong outperformance for value indices in December gave the Russell 3000® Growth Index a 17.6 percent return for the year versus 16.2 percent for the Russell 3000® Value Index. The spread had been 360 basis points through November, but narrowed to just 140 basis points by year end. So, in our view, that narrow spread was noise and not really a story line.

Overall, we are encouraged by the investment opportunities in our value style portfolio. Our internal valuation measures suggest that the potential upside remains significantly higher than the historical average even after a strong showing during the past two years. We hold investments in several diverse, economically-sensitive industries, where we have committed substantial capital with high conviction. Although profitability measures for much of corporate America should return to normal levels in 2011, we own a number of companies that are still capable of a sharp upward earnings trajectory. If their operations improve as we expect, investors should take notice.

OK, interesting views all around. Let us now ask you to summarize what produced the best results for you in 2010 and what, in retrospect, didn’t play out the way you thought. We’ll stay with the value managers and ask Arnie Schneider to begin.

Schneider (Schneider Capital Management – Value): Our overweight position in coal mining stocks had a very favorable performance impact. Industry fundamentals continue to improve for the U.S. thermal (utility) coal market. Arch Coal and Consol Energy are well positioned to benefit from continued progress in pricing and demand. The group has measurably outperformed the overall equity market over the past two years, but we still see healthy upside potential from here.

‘ … selling at a high and buying back at lower prices. Few, if any, investors are able to accomplish this feat.’ Arnie Schneider (Schneider Capital Management – Value)	Our investments in homebuilders were flat overall for the year. We believe that housing market conditions have largely stabilized and can show some modest progress beginning in the second half of 2011. Given that new home inventories are quite low, order levels for new homes should improve this year. Even at the current severely depressed levels for new home starts, the homebuilders in the portfolio are expected to be profitable. Their stock prices appear to us to reflect an overly pessimistic outlook.

Let’s hear from Matrix and Pzena.

Katz (Matrix – Value): We had strong positive contributions from our energy, producer durables and consumer stocks, both discretionary and staples. Technology, which had been a leader for us in 2009, was far less strong in 2010. Healthcare stocks were sub-par and financial stocks were disappointing, though positive.

Energy, which had lagged considerably in 2009, showed great strength in 2010. Similarly, many of our biggest laggards in the first half of 2010 were among our strongest performers in the second half.

Our mega-cap stocks were laggards in a number of sectors, particularly in technology and financials. This is part of the direction of the overall market where smaller performed better than larger pretty much across the board. As mentioned, we believe many of these mega-cap stocks represent the most attractive investment opportunities in the market today as their stock prices have not nearly kept pace with many very solid business trends.

www.all-starfunds.com	USA

10	LIBERTY ALL-STAR® EQUITY FUND
MANAGER ROUNDTABLE (UNAUDITED)

DeSpirito (Pzena – Value): Areas that worked best for us in 2010 were those that were the most depressed coming into the year. These included stocks exposed to consumer spending such as J.C. Penney (retail), Fortune Brands (building products), Sherwin-Williams (paints and coatings), Magna International (auto parts) and Tyco Electronics (electronic components). Several financial services stocks also did well, particularly Citigroup and Torchmark (life insurance). Weaker contributors included a number of technology stocks, where multiples contracted despite strong earnings. We have been adding to a number of weaker performers where we believe the outlook continues to be bright, and their valuations are among the most attractive in our investment universe.

Growth style managers, how do you reflect on 2010?

Blum (TCW – Growth): Strong secular tailwinds in combination with leverage to a recovering economy in a host of key holdings drove the outperformance of our portfolio in 2010. Our holdings in technology—including Internet names—energy and industrials were particularly strong. Our outperformance was tempered, however, by the defensive growth portion of our portfolio that we continue to hold in light of our structural concerns. Specifically, we note the unusually weak recovery in U.S. employment, even after accounting for historical lags, supports a modest exposure to extremely resilient businesses. Although the caution represented in the construction of the portfolio held back our performance last year, we continue to believe it makes for a more robust portfolio that should outperform in a variety of macro environments.

Kamp (Cornerstone – Growth): Cornerstone’s three best performing sectors were information technology, industrials and consumer staples. Looking at individual names, the three strongest contributors were Baidu (Internet search), priceline.com (online travel) and Acme Packet (networking hardware). The three poorest performing sectors were consumer discretionary, energy and healthcare, and the three biggest individual detractors were Apollo Group (for-profit education), Petrohawk Energy (oil and gas) and Adobe Systems (computer software).

Let’s look ahead and ask what will you be focused on going into 2011. Also, tell us about a stock in the portion of the All-Star portfolio that you manage that reflects your point of view. Let’s ask the growth managers to lead off followed by the value managers.

Kamp (Cornerstone – Growth): We look forward to 2011 with optimism for attractive returns in the U.S. equity market based on continued strong revenue growth, some further margin expansion and solid earnings growth in the low double digits. This situation is occurring at an

historic point when cash and fixed income investments are being debased and corporate cash balances are at record highs. We	‘If you can keep your head when all about you are losing theirs… yours is the Earth and everything that’s in it.’ —Craig Blum (TCW – Growth … with a bow to Rudyard Kipling)

believe the outlook for mergers and acquisitions, including for a number of our companies, is very attractive. The biggest risk is a rise in commodity prices that destroys consumer purchasing power and economic growth. Therefore, while it may be bumpy at times, we would encourage investors to “enjoy the ride.” As to a specific holding, we are optimistic about Joy Global. Joy has been a volatile stock over the last five years, reflecting the cyclicality of the mining equipment business, wildly changing commodity prices and, consequently, the wildly changing sentiment surrounding coal demand. Our research indicates that the world’s energy demands will continue to be satisfied largely by coal despite proposed cap and trade legislation and regulations on carbon emissions. The industry in which Joy competes has been and continues to be a duopoly, but Joy’s primary competitor is being acquired by Caterpillar. Joy itself remains an attractive take-out candidate by a handful of capital equipment manufacturers looking to consolidate their global offerings. Finally, the U.S. coal market should experience a turn upward in demand as power generation continues to recover.

Blum (TCW – Growth): We continue to be cyclically bullish but structurally have our eyes wide open. As a result, we are maintaining a barbell approach to our portfolio construction. Two-thirds of the portfolio is in more aggressive growth names that have strong secular tailwinds, such as Salesforce.com, while one-third of the portfolio is in more defensive growth names, like American Tower, which enjoys huge competitive barriers, long-term contracts with price escalators and secular tailwinds around wireless data, giving it superior revenue and cash flow visibility.

DeSpirito (Pzena – Value): We continue to focus on deeply undervalued stocks where temporary issues create an investment opportunity for long-term investors. Our research is uncovering companies where economic recovery has not been fully discounted in share prices. These include housing-related and technology stocks. We are also focusing on areas where regulatory or fiscal uncertainties have depressed valuations; examples include financials and defense. Hewlett-Packard is a prime example of a global technology leader that has a number one or number two position in virtually all the businesses in which it competes, yet currently trades for less than eight times forecasted 2011 earnings, giving us a rare opportunity to own this high quality business at a sale price.

ANNUAL REPORT DECEMBER 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	11
MANAGER ROUNDTABLE (UNAUDITED)

Schneider (Schneider Capital Management – Value): The portfolio moved to a relative overweight position in banks during late 2009. We believe the worst is past for the large banks, given the peak in nonperforming assets and historically high levels of capital. We expect a substantial improvement in bank fundamentals over the next two years, which should lead to a surge in earnings and pickup in dividend increases, stock buybacks and acquisition activity. JPMorgan Chase might buy back more of its shares than investors expect given its historically high levels of reserves and capital. The stock also trades at a compelling valuation.

Katz (Matrix – Value): We start with the fundamental premise that the economy will be in continuing recovery mode in 2011. This will include long-awaited improvement in the labor markets. As a result, we believe that the stock market will again post respectable results.

We look for consumer, technology and energy stocks to have a solid year. We also expect that areas that have yet to rebound significantly, most especially financials, will provide much more attractive performance in 2011.

‘Dollar cost averaging is the best advice I have ever been given …’ —Tom Kamp (Cornerstone – Growth)	Finally, we believe that the large-cap stocks, and especially the mega-caps, which have lagged for some time now, will start to rebound. In this regard, we would point to Cisco Systems and Microsoft among the techs that have been unloved despite having solid business performance. Among the financials, JPMorgan Chase would be another mega-cap 2010 laggard that we expect to show strong performance in 2011.

A final question: Lacking confidence, many individual investors have shunned stocks and missed two good years. What’s a piece of advice that you received at some point in your career that you’d pass along to individual investors? Craig Blum and Tom Kamp, start off for the growth managers, please.

Blum (TCW – Growth): To quote Rudyard Kipling, “If you can keep your head when all about you are losing theirs … yours is the Earth and everything that’s in it.” Markets cycle through pessimism and euphoria but rarely are things as bad as they seem during the dark days nor as good as they seem during the booms. And opportunity rarely comes in nice packaging.

Kamp (Cornerstone – Growth): Dollar cost averaging is the best advice I have ever been given and I would say to any individual investor, determine the appropriate amount of equity exposure you can tolerate and begin to invest monthly in equal amounts until you have reached your target and then rebalance every year, either taking some off the table or putting some back on it.

Both are terrific thoughts. Thank you. Value managers, we will ask you to conclude and invite David Katz to begin.

Katz (Matrix – Value): Unfortunately, many investors sold low in 2008 and have bought back higher since the market	‘Staying the course: Markets are far too counter-intuitive to be ‘figured out’ or timed.’ —David Katz (Matrix – Value)

recovery, or, as you suggest, not at all. We are ardent believers in staying the course. Markets are far too counter-intuitive to be “figured out” or timed. The same mindset that takes one out of the market—fear—almost invariably prevents one from coming back in until there has been so much validation that the investor is buying in higher than where he/she sold. Investors should decide how much they are comfortable allocating to stocks on an all-weather basis and then maintain that allocation through thick and thin.

Schneider (Schneider Capital Management – Value): Successful moves into and out of the market require two well-timed trades—selling at a high and buying back at lower prices. Few, if any, investors are able to accomplish this feat on a consistent basis.

DeSpirito (Pzena – Value): Every day is a new day, so don’t lament missed opportunities. Although valuations are not nearly as depressed as they were two years ago, there are still ample opportunities to invest selectively in world-class companies sporting solid balance sheets and significant free cash flow at attractive valuations. Given current stock prices, our models indicate the expected long-term return on U.S. equities is approximately 10 percent annually, which is quite attractive, especially in a world where 10-year treasuries are yielding a little over 3 percent. So, even though you may have missed the gains of the last two years, equities are still attractive and the opportunity for the value investor continues to be robust.

Sound thinking from experienced, knowledgeable investment managers and we thank you all. Let’s hope that a year from now we can look back on a good 2011.

www.all-starfunds.com	USA

12	LIBERTY ALL-STAR® EQUITY FUND
INVESTMENT GROWTH (UNAUDITED)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of shares of beneficial interest at the closing market price (NYSE: USA) of $6.00 on December 31, 1987, and tracking its progress through December 31, 2010. For certain information, it also assumes that a shareholder exercised all primary rights in the Fund’s rights offerings (see below). This graph covers the period since the Fund commenced its 10 percent distribution policy in 1988. Effective with the 2009 second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $46,133 (including the December 31, 2010 value of the original investment of $8,217 plus distributions during the period of $36,799 and tax credits on retained capital gains of $1,117).

The additional value realized through reinvestment of all distributions and tax credits. The value of the investment under this scenario grew to $91,929.

The additional value realized through full participation in all the rights offerings under the terms of each offering. The value of the investment under this scenario grew to $113,944 excluding the cost to fully participate in all the rights offerings under the terms of each offering which was $49,966.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

ANNUAL REPORT DECEMBER 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	13
TABLE OF DISTRIBUTIONS AND RIGHTS OFFERINGS (UNAUDITED)

		RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE	TAX CREDITS*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10**	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009***	0.31
2010	0.31

*

The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders

**	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests

***	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Equity Fund’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

www.all-starfunds.com	USA

14	LIBERTY ALL-STAR® EQUITY FUND
TOP 20 HOLDINGS AND ECONOMIC SECTORS (UNAUDITED)
December 31, 2010

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS

Apple, Inc.	2.74%
Bank of America Corp.	2.08
JPMorgan Chase & Co.	2.07
Dell, Inc.	1.81
QUALCOMM, Inc.	1.70
Google, Inc., Class A	1.64
Arch Coal, Inc.	1.58
PNC Financial Services Group, Inc.	1.47
Amazon.com, Inc.	1.28
Wells Fargo & Co.	1.23
Consol Energy, Inc.	1.19
Cisco Systems, Inc.	1.18
The Allstate Corp.	1.16
Valero Energy Corp.	1.14
The Western Union Co.	1.12
State Street Corp.	1.10
Tyco Electronics Ltd.	1.08
C.H. Robinson Worldwide, Inc.	1.07
Citigroup, Inc.	1.07
Costco Wholesale Corp.	1.06
28.77%
ECONOMIC SECTORS*	PERCENT OF NET ASSETS

Information Technology	23.75%
Financials	20.13
Energy	14.42
Consumer Discretionary	10.42
Health Care	10.59
Industrials	8.54
Consumer Staples	5.21
Materials	2.82
Utilities	2.09
Telecommunication Services	0.64
Other Net Assets	1.39
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

ANNUAL REPORT DECEMBER 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	15
MAJOR STOCK CHANGES IN THE QUARTER (UNAUDITED)
December 31, 2010

The following are the major ($3 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the fourth quarter of 2010.

SECURITY NAME	PURCHASES (SALES)	SHARES AS OF 12/31/10

PURCHASES

Apollo Group, Inc., Class A	74,738	180,746
Bank of America Corp.	325,287	1,620,201
Burberry Group Plc	90,264	90,264
Citigroup, Inc.	1,189,415	2,344,983
Ecolab, Inc.	63,102	63,102
General Mills, Inc.	115,609	115,609
Google, Inc., Class A	10,870	28,670
Marvell Technology Group Ltd.	491,620	491,620
Precision Castparts Corp.	31,100	31,100
Visa, Inc., Class A	71,042	153,142

SALES

Broadcom Corp., Class A	(200,773)	56,245
Flowserve Corp.	(39,606)	0
Honeywell International, Inc.	(83,010)	0
Johnson Controls, Inc.	(113,700)	0
Mastercard, Inc., Class A	(19,884)	0
Omnicom Group, Inc.	(75,025)	107,825
priceline.com, Inc.	(8,788)	12,900
Quanta Services, Inc.	(188,400)	0
Wells Fargo & Co.	(103,705)	412,480

www.all-starfunds.com	USA

16	LIBERTY ALL-STAR® EQUITY FUND
SCHEDULE OF INVESTMENTS
as of December 31, 2010

COMMON STOCKS (98.50%)	SHARES	MARKET VALUE

▶ CONSUMER DISCRETIONARY (10.42%)
Auto Components (0.70%)
Magna International, Inc.	139,440	$ 7,250,880

Automobiles (0.06%)
General Motors Co.(a)	16,795	619,064

Diversified Consumer Services (0.69%)
Apollo Group, Inc., Class A(a)	180,746	7,137,660

Hotels, Restaurants & Leisure (0.88%)
Carnival Corp.	198,750	9,164,362

Household Durables (1.60%)
DR Horton, Inc.	482,362	5,754,579
Fortune Brands, Inc.	65,725	3,959,931
NVR, Inc.(a)	9,985	6,899,835

		16,614,345

Internet & Catalog Retail (1.77%)
Amazon.com, lnc.(a)	73,621	13,251,780
priceline.com, lnc.(a)	12,900	5,154,195

		18,405,975

Media (1.79%)
Discovery Communications, Inc., Class A(a)	22,605	942,628
Discovery Communications, Inc., Class C(a)	57,298	2,102,264
The McGraw Hill Cos., Inc.	181,000	6,590,210
Omnicom Group, Inc.	107,825	4,938,385
The Walt Disney Co.	106,808	4,006,368

		18,579,855

Multi-Line Retail (1.48%)
J.C. Penney Co., Inc.	325,030	10,501,719
Target Corp.	81,520	4,901,798

		15,403,517

Specialty Retail (1.14%)
Dick’s Sporting Goods, lnc.(a)	105,085	3,940,688
Staples, Inc.	255,000	5,806,350
Urban Outfitters, lnc.(a)	59,336	2,124,822

		11,871,860

Textiles, Apparel & Luxury Goods (0.31%)
Burberry Group PLC(b)	90,264	3,168,266

▶ CONSUMER STAPLES (5.21%)
Beverages (0.71%)
The Coca-Cola Co.	48,000	3,156,960
Diageo Plc(b)	57,249	4,255,318

		7,412,278

Food & Staples Retailing (2.20%)
Costco Wholesale Corp.	152,955	11,044,880
CVS Caremark Corp.	129,600	4,506,192
Walgreen Co.	188,500	7,343,960

		22,895,032

See Notes to Schedule of Investments and Financial Statements

ANNUAL REPORT DECEMBER 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	17
SCHEDULE OF INVESTMENTS
as of December 31, 2010

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Food Products (1.20%)
Archer-Daniels-Midland Co.	128,000	$3,850,240
General Mills, Inc.	115,609	4,114,524
Mead Johnson Nutrition Co.	68,800	4,282,800
Smithfield Foods, lnc.(a)	9,245	190,725

		12,438,289

Household Products (0.72%)
The Procter & Gamble Co.	116,500	7,494,445

Personal Products (0.09%)
Avon Products, Inc.	30,818	895,571

Tobacco (0.29%)
Philip Morris International, Inc.	51,111	2,991,527

▶ ENERGY (14.42%)
Energy Equipment & Services (3.25%)
FMC Technologies, lnc.(a)	82,610	7,344,855
Oceaneering International, lnc.(a)	65,700	4,837,491
Schlumberger Ltd.	84,530	7,058,255
Tidewater, Inc.	124,000	6,676,160
Weatherford International Ltd.(a)	341,952	7,796,506

		33,713,267

Oil, Gas & Consumable Fuels (11.17%)
Anadarko Petroleum Corp.	83,109	6,329,581
Apache Corp.	37,100	4,423,433
Arch Coal, Inc.	468,285	16,418,072
BP Plc(b)	242,979	10,732,382
Chesapeake Energy Corp.	369,949	9,585,379
Chevron Corp.	69,300	6,323,625
ConocoPhillips	117,000	7,967,700
Consol Energy, Inc.	253,150	12,338,531
Devon Energy Corp.	100,500	7,890,255
Exxon Mobil Corp.	126,675	9,262,476
Occidental Petroleum Corp.	75,700	7,426,170
Petrohawk Energy Corp.(a)	301,472	5,501,864
Valero Energy Corp.	513,850	11,880,212

		116,079,680

▶ FINANCIALS (20.13%)
Capital Markets (4.48%)
Bank of New York Mellon Corp.	226,000	6,825,200
The Charles Schwab Corp.	238,500	4,080,735
The Goldman Sachs Group, Inc.	50,880	8,555,981
Morgan Stanley	341,900	9,303,099
State Street Corp.	247,450	11,466,833
UBS AG(a)	381,200	6,278,364

		46,510,212

Commercial Banks (2.97%)
BB&T Corp.	108,000	2,839,320
PNC Financial Services Group, Inc.	250,896	15,234,405
Wells Fargo & Co.	412,480	12,782,755

		30,856,480

See Notes to Schedule of Investments and Financial Statements

www.all-starfunds.com	USA

18	LIBERTY ALL-STAR® EQUITY FUND
SCHEDULE OF INVESTMENTS
as of December 31, 2010

COMMON STOCKS (continued)	SHARES	MARKET VALUE
Consumer Finance (0.53%)
American Express Co.	129,500	$ 5,558,140

Diversified Financial Services (5.66%)
Bank of America Corp.	1,620,201	21,613,481
Citigroup, lnc.(a)	2,344,983	11,091,770
IntercontinentalExchange, lnc.(a)	38,506	4,587,990
JPMorgan Chase & Co.	506,890	21,502,274
		58,795,515

Insurance (6.13%)
ACE Ltd.	165,837	10,323,353
Aflac, Inc.	53,877	3,040,279
The Allstate Corp.	378,705	12,073,115
Assured Guaranty Ltd.	301,414	5,335,028
Axis Capital Holdings Ltd.	152,725	5,479,773
Brown & Brown, Inc.	93,550	2,239,587
Fidelity National Financial, Inc., Class A	287,050	3,926,844
The Hartford Financial Services Group, Inc.	86,500	2,291,385
Lincoln National Corp.	72,230	2,008,716
MetLife, Inc.	33,000	1,466,520
RenaissanceRe Holdings Ltd.	36,460	2,322,138
Torchmark Corp.	105,800	6,320,492
Willis Group Holdings Plc	196,485	6,804,276
		63,631,506

Real Estate Investment Trusts (0.36%)
Annaly Capital Management, Inc.	209,894	3,761,300

▶ HEALTH CARE (10.59%)
Biotechnology (1.54%)
Celgene Corp.(a)	41,399	2,448,337
Genzyme Corp.(a)	65,000	4,628,000
Gilead Sciences, lnc.(a)	160,627	5,821,122
Myriad Genetics, Inc.(a)	137,259	3,134,996
		16,032,455

Health Care Equipment & Supplies (3.49%)
Covidien Ltd.	86,000	3,926,760
Intuitive Surgical, lnc.(a)	18,300	4,716,825
NuVasive, Inc.(a)	124,557	3,194,887
St. Jude Medical, Inc.(a)	135,000	5,771,250
Varian Medical Systems, Inc.(a)	109,800	7,606,944
Zimmer Holdings, Inc.(a)	205,350	11,023,188
		36,239,854

Health Care Providers & Services (1.86%)
Aetna, Inc.	121,950	3,720,694
Brookdale Senior Living, Inc.(a)	190,624	4,081,260
Laboratory Corp. of America Holdings(a)	60,300	5,301,576
WellPoint, lnc(a)	109,541	6,228,501
		19,332,031

Health Care Technology (0.65%)
Cerner Corp.(a)	71,232	6,748,520

See Notes to Schedule of Investments and Financial Statements

ANNUAL REPORT DECEMBER 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	19
SCHEDULE OF INVESTMENTS
as of December 31, 2010

COMMON STOCKS (continued)	SHARES	MARKET VALUE
Life Sciences Tools & Services (0.66%)
Life Technologies Corp.(a)	124,300	$6,898,650

Pharmaceuticals (2.39%)
Allergan, Inc.	87,200	5,988,024
Bristol-Myers Squibb Co.	198,800	5,264,224
Forest Laboratories, Inc.(a)	150,550	4,814,589
Johnson & Johnson	48,375	2,991,994
Teva Pharmaceutical Industries Ltd.(b)	110,200	5,744,726

		24,803,557

▶INDUSTRIALS (8.43%)
Aerospace & Defense (3.26%)
The Boeing Co.	58,010	3,785,733
General Dynamics Corp.	88,994	6,315,014
Goodrich Corp.	37,438	3,297,165
L-3 Communications Holdings, Inc.	96,825	6,825,194
Northrop Grumman Corp.	143,600	9,302,408
Precision Castparts Corp.	31,100	4,329,431

		33,854,945

Air Freight & Logistics (1.63%)
C.H. Robinson Worldwide, Inc.	138,945	11,141,999
Expeditors International of Washington, Inc.	105,190	5,743,374

		16,885,373

Building Products (0.54%)
Masco Corp.	445,150	5,635,599

Construction & Engineering (0.33%)
Fluor Corp.	52,361	3,469,440

Electrical Equipment (0.66%)
Rockwell Automation, Inc.	95,050	6,816,035

Industrial Conglomerates (0.41%)
Textron, Inc.	178,115	4,210,639

Machinery (1.36%)
Joy Global, Inc.	18,562	1,610,253
Navistar International Corp.(a)	85,056	4,925,593
Pentair, Inc.	100,613	3,673,381
Terex Corp.(a)	127,878	3,969,333

		14,178,560

Transportation Infrastructure (0.24%)
Aegean Marine Petroleum Network, Inc.	238,085	2,483,227

▶INFORMATION TECHNOLOGY (23.75%)
Communications Equipment (3.66%)
Acme Packet, Inc.(a)	91,208	4,848,617
Alcatel-Lucent(a)(b)	540,833	1,600,866
Cisco Systems, Inc.(a)	607,300	12,285,679
Polycom, Inc.(a)	39,990	1,558,810
QUALCOMM, Inc.	357,461	17,690,745

		37,984,717

See Notes to Schedule of Investments and Financial Statements

www.all-starfunds.com	USA

20	LIBERTY ALL-STAR® EQUITY FUND
SCHEDULE OF INVESTMENTS
as of December 31, 2010

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Computers & Peripherals (5.38%)
Apple, lnc.(a)	88,215	$28,454,630
Dell, lnc.(a)	1,384,105	18,754,623
Hewlett-Packard Co.	205,475	8,650,498

		55,859,751

Electronic Equipment & Instruments (2.11%)
Avnet, lnc.(a)	119,875	3,959,471
Corning, Inc.	350,000	6,762,000
Tyco Electronics Ltd.	317,025	11,222,685

		21,944,156

Internet Software & Services (3.79%)
Baidu, Inc.(a)(b)	46,316	4,470,883
eBay, lnc.(a)	258,000	7,180,140
Google, Inc., Class A(3)	28,670	17,029,120
Monster Worldwide, lnc.(a)	290,000	6,852,700
VistaPrint Ltd.(a)	83,351	3,834,146

		39,366,989

IT Services (2.98%)
Cognizant Technology Solutions Corp., Class A(a)	109,800	8,047,242
International Business Machines Corp.	3,500	513,660
Visa, Inc., Class A	153,142	10,778,134
The Western Union Co.	628,205	11,665,767

		31,004,803

Semiconductors & Semiconductor Equipment (2.88%)
Analog Devices, Inc.	180,000	6,780,600
Broadcom Corp., Class A	56,245	2,449,470
International Rectifier Corp.(a)	230,483	6,843,040
Marvell Technology Group Ltd.(a)	491,620	9,119,551
MEMC Electronic Materials, lnc.(a)	423,820	4,772,213

		29,964,874

Software (2.95%)
CA, Inc.	210,475	5,144,009
Microsoft Corp.	346,225	9,666,602
Oracle Corp.	289,089	9,048,486
Salesforce.com, lnc.(a)	51,200	6,758,400

		30,617,497

▶ MATERIALS (2.82%)
Chemicals (1.99%)
The Dow Chemical Co.	60,410	2,062,397
Ecolab, Inc.	63,102	3,181,603
PPG Industries, Inc.	64,125	5,390,989
Praxair, Inc.	62,700	5,985,969
The Sherwin-Williams Co.	48,400	4,053,500

		20,674,458

Metals & Mining (0.83%)
Alcoa, Inc.	410,000	6,309,900
Freeport-McMoRan Copper & Gold, Inc.	19,423	2,332,508

		8,642,408

See Notes to Schedule of Investments and Financial Statements

ANNUAL REPORT DECEMBER 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	21
SCHEDULE OF INVESTMENTS
as of December 31, 2010

COMMON STOCKS (continued)	SHARES	MARKET VALUE

▶ TELECOMMUNICATION SERVICES (0.64%)
Wireless Telecommunication Services (0.64%) American Tower Corp., Class A(a)	127,760	$6,597,526

▶UTILITIES (2.09%)
Electric Utilities (1.01%)
Allegheny Energy, Inc.	256,840	6,225,802
Edison International	112,175	4,329,955

		10,555,757

Gas Utilities (0.55%)
EQT Corp.	127,141	5,701,002

Independent Power Producers & Energy Traders (0.53%)
GenOn Energy, lnc.(a)	1,438,460	5,480,533

TOTAL COMMON STOCKS
(COST OF $957,475,885)		1,023,232,382

EXCHANGE TRADED FUND (0.09%

▶EXCHANGE TRADED FUND (0.09%)
iShares Russell 1000 Value Index Fund
(COST OF $858,764)	13,920	902,990

CORPORATE BOND (0.11%)	PRINCIPAL AMOUNT
▶INDUSTRIALS (0.11%)
Airlines (0.11%)
United Continental Holdings, Inc.
6.000%, 10/15/2029
(COST OF $853,149)	$386,000	1,127,120

SHORT TERM INVESTMENT (2.41%)	PAR VALUE
▶REPURCHASE AGREEMENT (2.41%)

Repurchase agreement with State Street Bank & Trust Co., dated 12/31//10, due 01/03/11 at 0.010%, collateralized by several Fannie Mae and Freddie Mac instruments with various maturity dates, market value of $25,606,957 (Repurchase proceeds of $25,091,021)

(COST OF $25,091,000)	$25,091,000	25,091,000

TOTAL INVESTMENTS (101.11%)
(COST OF $984,278,798)(c)		1,050,353,492
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.11%)		(11,526,649)

NET ASSETS (100.00%)		$1,038,826,843

NET ASSET VALUE PER SHARE
(182,678,079 SHARES OUTSTANDING)		$5.69

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $994,609,055.

See Notes to Financial Statements

www.all-starfunds.com	USA

22	LIBERTY ALL-STAR® EQUITY FUND
SCHEDULE OF INVESTMENTS
as of December 31, 2010

Gross unrealized appreciation and depreciation at December 31, 2010 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$157,033,675
Gross unrealized depreciation	(101,289,238)
Net unrealized appreciation	$55,744,437

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements

ANNUAL REPORT DECEMBER 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	23
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

ASSETS:
Investments at market value (Cost $984,278,798)	$1,050,353,492
Cash	1,962
Receivable for investment securities sold	5,572,320
Dividends and interest receivable	702,636
Prepaid and other assets	133

TOTAL ASSETS	1,056,630,543

LIABILITIES:
Payable for investments purchased	2,197,398
Distributions payable to shareholders	14,614,246
Investment advisory fee payable	642,344
Payable for administration, pricing and bookkeeping fees	164,922
Accrued expenses	184,790

TOTAL LIABILITIES	17,803,700

NET ASSETS	$1,038,826,843

NET ASSETS REPRESENTED BY:

Paid-in capital	$1,176,068,500
Accumulated net realized loss on investments	(203,316,351)
Net unrealized appreciation on investments	66,074,694

NET ASSETS	$1,038,826,843

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	182,678,079

NET ASSET VALUE PER SHARE	$5.69

See Notes to Financial Statements

www.all-starfunds.com	USA

24	LIBERTY ALL-STAR® EQUITY FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 2010

INVESTMENT INCOME:

Dividends (Net of foreign taxes withheld at source which amounted to $27,541)	$ 10,979,842
Interest	18,324

TOTAL INVESTMENT INCOME	10,998,166

EXPENSES:
Investment advisory fee	7,049,647
Administration fee	1,762,412
Pricing and bookkeeping fees	185,462
Custodian fee	95,839
Insurance expense	71,434
Legal fees	170,749
NYSE fee	162,391
Shareholder communication expenses	341,136
Transfer agent fees	92,334
Trustees’ fees and expenses	228,638
Miscellaneous expenses	100,885

TOTAL EXPENSES	10,260,927

NET INVESTMENT INCOME	737,239

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investment transactions	41,891,329

Net unrealized appreciation/(depreciation) on investments:
Beginning of year	(30,687,779)
End of year	66,074,694

Net change in unrealized appreciation/(depreciation)	96,762,473

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	138,653,802

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 139,391,041

See Notes to Financial Statements

ANNUAL REPORT DECEMBER 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	25
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009

FROM OPERATIONS:
Net investment income	$ 737,239	$3,064,649
Net realized gain/(loss) on investment transactions	41,891,329	(52,962,269)
Net change in unrealized appreciation/depreciation	96,762,473	298,270,420
Net Increase in Net Assets From Operations	139,391,041	248,372,800

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(43,330,824)	(3,515,825)
Tax return of capital	(13,299,382)	(52,637,922)
Total Distributions	(56,630,206)	(56,153,747)

CAPITAL SHARE TRANSACTIONS:

Dividend reinvestments	–	11,714,874
Net Increase in net assets from capital share transactions	–	11,714,874
Total Increase in Net Assets	82,760,835	203,933,927

NET ASSETS:

Beginning of period	956,066,008	752,132,081
End of period (Includes undistributed net investment income of $0 and $0, respectively)	$ 1,038,826,843	$956,066,008

See Notes to Financial Statements

www.all-starfunds.com	USA

26	LIBERTY ALL-STAR® EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2010	2009	2008	2007		2006

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$ 5.23	$ 4.21	$ 8.07	$ 8.76		$ 8.85

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.00 (b)	0.02	0.07	0.07		0.04
Net realized and unrealized gain/(loss) on investments and foreign currency	0.77	1.31	(3.28)	0.31		0.75

Total from Investment Operations	0.77	1.33	(3.21)	0.38		0.79

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(0.24)	(0.02)	(0.07)	(0.07)		(0.04)
Net realized gain on investments	–	–	–	(0.82)		(0.81)
Tax return of capital	(0.07)	(0.29)	(0.58)	(0.01)		(0.03)

Total Distributions	(0.31)	(0.31)	(0.65)	(0.90)		(0.88)

Change due to rights offering(c)	–	–	–	(0.17)		–

Total Distributions and Rights Offering	(0.31)	(0.31)	(0.65)	(1.07)		(0.88)

Net asset value at end of year	$ 5.69	$ 5.23	$ 4.21	$ 8.07		$ 8.76

Market price at end of year	$ 4.93	$ 4.33	$ 3.50	$ 7.05		$ 8.29

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(d)
Based on net asset value	16.3%	35.7%	(41.2%)	5.3%		10.4%
Based on market price	21.7%	35.1%	(44.0%)	(2.8%)		11.7%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)	$ 1,039	$ 956	$ 752	$ 1,443		$ 1,372
Ratio of expenses to average net assets	1.08%	1.09%	1.01%	0.98	%(e)	1.01	%(e)
Ratio of net investment income to average net assets	0.08%	0.38%	1.05%	0.76	%(e)	0.43	%(e)
Portfolio turnover rate	52%	89%	87%	74%		72%

(a)	Calculated using average shares outstanding during the year.

(b)	Less than $0.005 per share.

(c)	Effect of Fund’s rights offerings for shares at a price below net asset value.

(d)

Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.

(e)	The benefits derived from custody credits and directed brokerage arrangements, if any, had an impact of less than 0.01%.

See Notes to Financial Statements

ANNUAL REPORT DECEMBER 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	27
NOTES TO FINANCIAL STATEMENTS
December 31, 2010

NOTE 1. ORGANIZATION

Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees (the “Board”). The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

Foreign Securities

The Fund invests in foreign securities including American Depositary Receipts, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. The portion of unrealized and realized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

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28	LIBERTY ALL-STAR® EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2010

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2; and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. Certain disclosures were effective for the first reporting period (including interim periods) beginning after December 15, 2009, and the second disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

Valuation inputs	Investments in Securities at Value*
Level 1 - Unadjusted Quoted Prices
Common Stocks	$1,023,232,382
Exchange Traded Fund	902,990
Level 2 - Other Significant Observable Inputs
Corporate Bond	1,127,120
Short Term Investment	25,091,000
Level 3 - Significant Unobservable Inputs	–
TOTAL	$1,050,353,492

*See Schedule of Investments for industry classification.

For the year ended December 31, 2010, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 6% of its net asset value per year. The distributions are payable in four quarterly distributions of 1.5% of the Fund’s net asset value at the close of the NYSE on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted

ANNUAL REPORT DECEMBER 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	29
NOTES TO FINANCIAL STATEMENTS
December 31, 2010

basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$42,531,317	($47,756)	($42,483,561)

Net investment income and net realized gains/(losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of distributions paid during the years ended December 31, 2010, and December 31, 2009 was as follows:

	12/31/10	12/31/09
Distributions paid from:
Ordinary income	$43,330,824	$3,515,825
Tax return of capital	13,299,382	55,891,422
	$56,630,206	$59,407,247

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$ 57,960,577
2017	$135,025,517

The Fund used capital loss carry forwards of $ 42,545,829 to offset taxable capital gains during the period ended December 31, 2010.

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Losses	Net Unrealized Appreciation
($192,986,094)	$55,744,437

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Management has concluded that the Fund has taken no uncertain tax positions that require recognition in the financial statements. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2007, December 31, 2008, December 31, 2009, and December 31, 2010 the Fund’s returns are still open to examination by the appropriate taxing authorities.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays

www.all-starfunds.com	USA

30	LIBERTY ALL-STAR® EQUITY FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2010

each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they managed. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing

Services Agreement

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.200%
Next $400 million	0.180%
Next $400 million	0.162%
Over $1.2 billion	0.146%

In addition, ALPS provides bookkeeping and pricing services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus 0.015% on the average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $486,686,369 and $546,440,339, respectively.

NOTE 6. CAPITAL TRANSACTIONS

During the year ended December 31, 2009, distributions in the amount of $11,714,874 were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 4,000,620 shares.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

ANNUAL REPORT DECEMBER 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	31
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF LIBERTY ALL-STAR® EQUITY FUND:

We have audited the accompanying statement of assets and liabilities of Liberty All-Star® Equity Fund (the “Fund”), including the schedule of investments, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended December 31, 2006 were audited by other auditors whose report, dated February 20, 2007, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liberty All-Star® Equity Fund, as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 17, 2011

www.all-starfunds.com	USA

32	LIBERTY ALL-STAR® EQUITY FUND
AUTOMATIC DIVIDEND REINVESTMENT AND DIRECT PURCHASE PLAN (UNAUDITED)

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

With respect to direct purchases, the Plan Agent will charge$1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date and all subsequent dividends and distributions will be paid in cash instead of shares.

The Fund reserves the right to amend or terminate the Plan.

The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

ANNUAL REPORT DECEMBER 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	33
TAX INFORMATION (UNAUDITED)

All 2010 distributions whether received in cash or shares of the Fund consist of the following:

(1) ordinary dividends, and

(2) return of capital

The table below details the breakdown of each 2010 distribution for federal income tax purposes.

TAX STATUS OF 2010 DISTRIBUTIONS

		ORDINARY DIVIDENDS
DATE PAID	AMOUNT PER SHARE	QUALIFIED	NON-QUALIFIED	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL
01/04/l0*	$0.08	1.76%	74.64%	—	23.60%
03/15/10	$0.08	1.76%	74.64%	—	23.60%
06/14/10	$0.08	1.76%	74.64%	—	23.60%
09/13/10	$0.07	1.76%	74.64%	—	23.60%
01/03/11**	$0.08	—	—	—	—

  * Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2010.

** Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2011.

TAX DESIGNATIONS

The Fund designates the following amounts for the fiscal year ended December 31, 2010:

Qualified Dividend Income	2.31%

Corporate Dividends Received Deduction	2.24%

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34	LIBERTY ALL-STAR® EQUITY FUND
TRUSTEES AND OFFICERS (UNAUDITED)

The names of the Trustees and Officers of the Liberty All-Star® Equity Fund, the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

INDEPENDENT TRUSTEES

NAME AND ADDRESS*	POSITION WITH EQUITY FUND, LENGTH OF SERVICE AND TERM OF OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD

John A. Benning (Age 76)	Trustee Since 2002; Term expires 2012	Retired	2	Director, Liberty All-Star Growth Fund (since 2002).

Thomas W. Brock (Age 63)	Trustee Since 2005; Term expires 2012	CEO, StoneHarbor Investment Partners LP (since April 2006); Adjunct Professor, Columbia University Graduate School of Business (1998-2006).	2	Director, Liberty All-Star Growth Fund (since 2005); Trustee and Chairman, Stone Harbor Investment Funds (since 2007).

George R. Gaspari (Age 70)	Trustee Since 2006, Term Expires 2013	Financial Services Consultant (since 1996)	2	Trustee and Chairman, The Select Sector SPDR Trust (since 1999); Director, Lib-erty All-Star Growth Fund (since 2006).

Richard W. Lowry (Age 74)	Trustee Since 1986; Term Expires 2013; Chairman since 2004	Private Investor since 1987	2	Director and Chairman, Liberty All-Star Growth Fund (since 1994).

John J. Neuhauser (Age 67)	Trustee Since 1998; Term Expires 2012	President, St. Michael’s College (since August 2007); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College).	2	Director, Liberty All-Star Growth Fund (since 1998); Trustee, Columbia Funds Series Trust I (66 Portfolios).

Richard C. Rantzow (Age 72)	Trustee Since 2006, Term expires 2011	Retired; Chairman of the Board of First Funds (from 1992 to July 2006)	2	Director, Clough Global Allocation Fund (since 2004), Clough Global Equity Fund (since 2005) and Clough Global Opportunities Fund (since 2006); Director, Liberty All-Star Growth Fund (since 2006).

*	The address for all Directors and Officers is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

ANNUAL REPORT DECEMBER 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	35
TRUSTEES AND OFFICERS (UNAUDITED)

INTERESTED TRUSTEE

NAME AND ADDRESS*	POSITION WITH EQUITY FUND, LENGTH OF SERVICE AND TERM OF OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD

Edmund J. Burke (Age 50)**	Director Since 2006; Term expires 2012	CEO and a Director of ALPS Holdings, Inc. (since 2005); Director, ALPS Advisors (since 2001), ALPS Distributors, Inc. (since 2000) and ALPS (since 2000); President and a Director of ALPS Financial Services, Inc. (1991-2005).	2

President (since 2001), Trustee and Chairman (since 2009), Financial Investors Trust; Trustee and President, Clough Global Allocation Fund (Trustee since 2006, President since 2004); Trustee and President, Clough Global Equity Fund (Trustee since 2006, President since 2005); Trustee and President Clough Global Opportunities Fund (since 2006); Director, Liberty All-Star Growth Fund (since 2006); formerly. President Reaves Utility Income Fund and Financial Investors Variable Insurance Trust.

OFFICERS

NAME AND ADDRESS*	POSITION WITH EQUITY FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

William R. Parmentier, Jr. (Age 57)	President	1999

Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Mark T. Haley, CFA (Age 46)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (Since January 1999). Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006).

Edmund J. Burke (Age 50)	Vice President	2006	Director of ALPS (since 2005), Director of ALPS Advisors (since 2001), President and a Director of ALPS Financial Services, Inc. (1991-2005). See above for Other Directorships held.

  * The address for all Directors and Officers is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

** Mr. Burke is an “interested person” of the Fund as defined in the Investment Company Act, because he is an officer of ALPS and ALPS Advisors.

www.all-starfunds.com	USA

36	LIBERTY ALL-STAR® EQUITY FUND
TRUSTEES AND OFFICERS (UNAUDITED)

OFFICERS (continued)
NAME AND ADDRESS*	POSITION WITH EQUITY FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Jeremy O. May (Age 40)	Treasurer	2006

Mr. May is a President and Director of ALPS. Mr. May joined ALPS in 1995. Because of his position with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is currently the Treasurer of Liberty All-Star Growth Fund, Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, and Financial Investors Vari-able Insurance Trust. Mr. May is also on the Board of Directors of the University of Colorado Foundation.

Kimberly R. Storms (Age 38)	Assistant Treasurer	2006

Ms. Storms is Director of Fund Administration and Vice- President of ALPS. Ms. Storms joined ALPS in 1998. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Liberty All-Star Growth Fund, and Financial Investors Trust and Assistant Secretary of Ameristock Mutual Fund, Inc. She is Treasurer of ALPS ETF Trust and ALPS Variable Insurance Trust. Ms. Storm was previously Assistant Treasurer of the Clough Global Equity, Clough Global Allocation, Clough Global Opportunities and Reaves Utility Income Funds.

Melanie H. Zimdars (Age 34)	Chief Compliance Officer	2009

Deputy Chief Compliance Officer with ALPS Fund Services, Inc. since September 2009. Principal Financial Officer, Treasurer and Secretary, Wasatch Funds, February 2007 to December 2008. Assistant Treasurer, Wasatch Funds, November 2006 to February 2007. Senior Compliance Officer, Wasatch Advisors, Inc., 2005 to 2008. Ms. Zimdars is currently the CCO for Liberty All-Star Growth Fund, Inc., Financial Investors Variable Insurance Trust, ALPS ETF Trust, Grail Advisors ETF Trust, EGA Emerging Global Shares Trust and ALPS Variable Insurance Trust.

Stephanie Barres (Age 44)	Secretary	2008	Ms. Barres is Senior Paralegal with ALPS, since 2005. Secretary, Liberty All-Star Equity Fund since December 2008. Director, Broker Dealer Compliance, INVESCO Funds Group, Inc., 1997-2004.
* The address for all Officers is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

ANNUAL REPORT DECEMBER 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	37
PRIVACY POLICY (UNAUDITED)

This Privacy Policy Notice discloses the privacy policies of the Liberty All-Star® Funds, which are advised by ALPS Advisors, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”). The Companies and the Funds are referred to herein collectively as “we” or “us.”

PROTECTING YOUR PRIVACY IS A TOP PRIORITY

We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you. We value your business and are committed to maintaining your trust. That is why we have made your privacy a top priority.

THE INFORMATION WE HAVE AND WHERE WE GET IT

We collect information about you from a variety of sources, including:

•	Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;
•	Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and
•	Information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

HOW WE USE THIS INFORMATION

We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

•	To respond to a subpoena or court order, judicial process or regulatory inquiry;
•	To report suspicious transactions to government agencies and law enforcement officials;
•	To protect against fraud;
•	To provide products and services with the consent or the direction of a customer; or
•	In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

SECURITY OF PERSONAL FINANCIAL INFORMATION

We restrict access to information about you to those employees we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128-bit SSL encryption security with passwords to ensure a safe transmission of data between you and us. Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

IF YOU HAVE ANY QUESTIONS OR CONCERNS ABOUT THIS PRIVACY POLICY NOTICE, PLEASE WRITE TO US AT:

ALPS Advisors, Inc.

Attn: Compliance Department

1290 Broadway, Suite 1100

Denver, CO 80203

FORMER CUSTOMERS

If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you. We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

www.all-starfunds.com	USA

38	LIBERTY ALL-STAR® EQUITY FUND
DESCRIPTION OF LIPPER BENCHMARK AND THE S&P 500 INDEX (UNAUDITED)

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

S&P 500 Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

ANNUAL REPORT DECEMBER 31, 2010

LIBERTY ALL-STAR® EQUITY FUND	39
NOTES

www.all-starfunds.com	USA

40	LIBERTY ALL-STAR® EQUITY FUND
NOTES

ANNUAL REPORT DECEMBER 31, 2010

.

ALL-STAR® EQUITY FUND

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
John A. Benning*
Thomas W. Brock*
Edmund J. Burke
George R. Gaspari*
Richard W. Lowry*, Chairman
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Jeremy O. May, Treasurer
Kimberly R. Storms, Assistant Treasurer
Stephanie Barres, Secretary
Melanie H. Zimdars, Chief Compliance Officer

* Member of the Audit Committee

Annual Certifications — As required, on May 25, 2010, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a quarterly basis on Form N-CSR and Form N-Q.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

USA LISTED NYSE

LAS000381 09302011

ALPS Advisors, Inc.
Investment Advisor
1290 Broadway, Suite 1100
Denver, CO 80203
303-623-2577
www.all-starfunds.com

USA LISTED NYSE

A MEMBER OF THE CLOSED-END FUND ASSOCIATION, INC.
WWW.CLOSED-ENDFUNDS.COM

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s Board adopted, effective December 10, 2007, a revised code of ethics described in 2(a) above. There have been no revisions to the code since that date.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant’s Audit Committee is composed of six of the registrant’s independent directors who are not affiliated with the registrant’s investment advisor. The Board has determined that each of the audit committee members is “financially literate” and that at least one member has “accounting or related financial management expertise” as used in the New York Stock Exchange definitions of the terms.

Under the Sarbanes-Oxley Act, if the Board has not determined that a “financial expert,” a term based on criteria contained in the Sarbanes-Oxley Act, is serving on the audit committee, it must disclose this fact and explain why the committee does not have such an expert. The Board has determined that none of the members of its audit committee meets the technical requirements of the definition. Moreover, it believes that for the following reasons it is not necessary for a registered investment company such as the registrant, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a “financial expert” as a member of the committee.

1.	The financial statements of and accounting principles applying to the registrant are relatively straightforward and transparent compared to those of operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 (the “1940 Act”) and computed daily), accrual of expenses, allocation of joint expenses shared with other entities, such as insurance premiums, and disclosures of all related party transactions. Equally important is a knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity, such as sophisticated derivative transactions and special purpose entities, are present in financial reporting for this registered investment company.

2.	During the years that the registrant has been filing financial reports under the 1940 Act since its inception in 1986 there has never been a requirement for a financial report or statement to be restated.

3.	The current members of the audit committee have many years of aggregate experience serving on this audit committee and/or in the Board’s judgment, through this experience and experience with other public corporation’s financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the registrant’s financial statements, tax laws applying to the registrant, the registrant’s internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the registrant.

4.	The audit committee has the capability of employing a consultant who satisfies the technical definition of a “financial expert” and will do so from time to time if circumstances warrant.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2009 and December 31, 2010 and are $40,000 and $41,000, respectively.

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2009 December 31, 2010 are approximately $200 and $0, respectively.

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2009 and December 31, 2008 are approximately $3,460 and $3,560, respectively.

Tax Fees in both fiscal years 2009 and 2010 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2009 and December 31, 2010 and are $0 and $0, respectively.

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2009 and December 31, 2010, there were no Audit-Related Fees, Tax Fees and All Other Fees that were approved for services related directly to the operations and financial reporting of the registrant to the investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with such investment advisor that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) or any entity controlling, controlled by or under common control with such investment advisor that provides ongoing services to the registrant (“Advisor Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2009 and December 31, 2008 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant in each of the last two fiscal years of the Registrant were $176,460 in 2009 and $198,560 in 2010. These fees consisted of non-audit fees billed to (i) the Registrant of $3,460 in 2009 and $3,560 in 2010 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., (“AFS”), an entity under common control with the ALPS Advisors, Inc., the Registrant’s investment advisor, of $173,000 in 2009 and $195,000 in 2010. The non-audit fees billed to AFS related to SAS 70 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)).

As of December 31, 2010, John A. Benning, Thomas W. Brock, George R. Gaspari, Richard W. Lowry, John J. Neuhauser and Richard C. Rantzow are each independent trustees and collectively constitute the entire Audit Committee.

Item 6.  Schedule.

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisors, Inc. (the “AAI”) the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to AAI, the Fund’s Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and AAI, its affiliates, its other clients or other persons.

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients without regard to any resulting benefit or detriment to AAI or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.	Proxies will usually not be voted in cases where AAI deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section III, Conflicts of Interest below).

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by AAI’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an AAI investment associate believes that an exception to the guidelines may be in the best economic interest of AAI’s clients (collectively, “Proxy Referrals”), AAI may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance will collect and review any information deemed reasonably appropriate to evaluate if AAI or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. AAI investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to AAI’s Chief Compliance Officer (“CCO”), or designee, in writing (see Appendix B - “Conflicts of Interest Disclosure and Certification Form”). Compliance will consider information about AAI’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

1.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);
2.	Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.
3.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

1.	ALPS’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.
2.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

—	To disclose in writing to AAI’s CCO, or designee, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

—	To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

3.	In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

AAI has adopted Institutional Shareholder Services, Inc.’s guidelines. AAI retains the right to override any of ISS’ guidelines on a case-by-case basis. A concise summary of ISS’ current Proxy Voting Guidelines can be found at http://www.issgovernance.com/policy.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Cornerstone Capital Management, Inc.

MANAGEMENT. The portion of the Fund allocated to Cornerstone is managed by Thomas G. Kamp, CFA President, Chief Investment Officer of Cornerstone. Tom joined Cornerstone in February 2006 after thirteen years with Alliance Capital Management. As Cornerstone’s Chief Investment Officer, Tom leads the research team, is a member of the Investment Policy Committee and is responsible for all portfolio management decisions. At Alliance Capital Management, he was a Senior Vice President and Portfolio Manager within the Large Capitalization Growth Equity Group. He managed the Minneapolis office of Alliance and by December 2005, had responsibility for over $9 billion in assets including the AllianceBernstein Large Cap Growth Fund, the Alliance Premier Institutional Fund, the ACM Global Investments – American Growth Portfolio (Luxembourg based), the ACM Funds, Inc. – American Growth Fund (UK based), and the Alliance American Premier Growth Fund (Japan based). He was also responsible for over $5 billion of assets from public and private institutions and high net worth individuals around the world. Prior to joining Alliance Capital in 1993, Tom evaluated and participated in funding emerging companies for IAI Venture Capital Group. He earned an MBA with a specialization in Accounting from Northwestern University and a BSME with a minor in Applied Mathematics from Southern Methodist University.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Thomas G. Kamp as of December 31, 2010:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Thomas G. Kamp
Registered Investment Companies	10	$1,417	N/A	N/A
Other pooled investment vehicles	0	N/A	N/A	N/A
Other accounts	17	$280	N/A	N/A

COMPENSATION STRUCTURE.

Mr. Kamp’s compensation consists of base salary, bonus and stock options.

OWNERSHIP BY PORTFOLIO MANAGERS. None

MATERIAL CONFILCTS OF INTEREST: None

Matrix Asset Advisors, Inc. (“Matrix”)

MANAGEMENT. The portion of the Fund allocated to Matrix is managed by David A. Katz, Head of the Investment Policy Committee. Mr. Katz, CFA, graduated summa cum laude from Union College with a Bachelor of Arts degree in Economics. He received a Master of Business Administration degree, with a concentration in Finance, from New York University Graduate School of Business in 1987, graduating with distinction. His numerous works on Value Investing have earned him various awards and distinctions at the undergraduate and graduate levels. Mr. Katz is a Chartered Financial Analyst. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged the Value Matrix Management organization into Matrix Asset Advisors. Mr. Katz is the firm’s President and Chief Investment Officer, chairs the Investment Policy Committee and is a Portfolio Manager/Analyst.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Mr. Katz as of December 31, 2010:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
David A. Katz
Registered Investment Companies	1	99.99	0	N/A
Other pooled investment vehicles	1	8.40	1	8.40
Other accounts	416	722.96	3	4.57

COMPENSATION STRUCTURE. Matrix Portfolio Managers, including Mr. Katz, are paid competitively with meaningful potential bonuses based on individual performance and firm success. Base salary is approximately 50-75% of total compensation, with bonus, equity and profit sharing participation. Discretionary bonus is based on overall performance of the firm, and not performance of any particular account. Portfolio Managers are incented through competitive compensation and benefits, as well as high degrees of responsibility, input and autonomy. The firm has created a “stakeholder” program and profit sharing plan, in which key personnel are granted participation in the profitability of the firm in a parallel fashion as the owners of the firm.

Such participation is contingent on continued employment. In addition, the firm has offered equity ownership to retain key investment professionals.

OWNERSHIP BY PORTFOLIO MANAGERS. Mr. Katz does not own any shares of the Fund.

MATERIAL CONFILCTS OF INTEREST: None

Pzena Investment Management, LLC (“Pzena”)

MANAGEMENT. The portion of the Fund allocated to Pzena is managed by a team of portfolio managers. Individual portfolio managers on the team do not have any latitude to make independent portfolio decisions. All decisions require unanimous consent of a three-person portfolio management team. For the Fund, Rich Pzena, John Goetz, and Tony DeSpirito have joint decision-making responsibility and “veto authority” over any decision.

Richard S. Pzena – Mr. Pzena is the Founder, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer of the firm. Prior to forming Pzena Investment Management in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986 as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena served as Chief Investment Officer, Small Cap Equities, and assumed his broader domestic equity role in 1991. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania in 1979 and 1980 respectively.

John P. Goetz – Mr. Goetz is a Managing Principal and Co-Chief Investment Officer at the firm. Prior to joining Pzena Investment Management in 1996, Mr. Goetz held a range of key positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco’s $1 billion polypropylene business where he had bottom line responsibility for operations and development worldwide. Prior positions included strategic planning, joint venture investments and project financing in various oil and chemical businesses. Prior to joining Amoco, Mr. Goetz had been employed by The Northern Trust Company and Bank of America. He earned a B.A. summa cum laude in Mathematics and Economics from Wheaton College in 1979 and an M.B.A. from the Kellogg School at Northwestern University in 1982.

Antonio DeSpirito, III – Mr. DeSpirito is a Managing Principal and Portfolio Manager of Value and Large Cap Value. Previously, Mr. Despirito was one of the Portfolio Managers of Pzena Investment Management’s Small Cap Value service. Prior to joining Pzena Investment Management in 1996, Mr. DeSpirito was an Associate in the Corporate Department at the Boston based law firm of Ropes & Gray. At Ropes & Gray, he advised clients in the direct television, financial services, fitness, packaging films, retail, software, and wire and cable industries. Mr. DeSpirito earned a B.S. summa cum laude from the Wharton School of the University of Pennsylvania in 1990 and a J.D. magna cum laude from Harvard Law School in 1993.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Messrs. Pzena, Goetz and DeSpirito, as of December 31, 2010.

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Richard S. Pzena
Registered Investment Companies	8	$2,672	0	$0
Other pooled investment vehicles	51	$1,040	0	$0
Other accounts	188	$6,206	9	$1,128

John Goetz
Registered Investment Companies	12	$3,504	0	$0
Other pooled investment vehicles	77	$3,927	2	$253
Other accounts	199	$7,988	11	$1,225

Antonio DeSpirito, III
Registered Investment Companies	5	$2,558	0	$0
Other pooled investment vehicles	38	$1,016	0	$0
Other accounts	133	$4,623	7	$1,104

COMPENSATION STRUCTURE. Pzena portfolio managers, including Messrs Pzena, Goetz and DeSpirito, and other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based directly on the performance of the Fund or other clients. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that he/she has made and is likely to make in the future. The time frame Pzena examines for bonus compensation is annual. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock).

OWNERSHIP BY PORTFOLIO MANAGERS. Mr. DeSpirito owns between $100,001 - $500,000 worth of shares of the Fund. Messrs. Pzena and Goetz do not own shares of the Fund.

MATERIAL CONFILCTS OF INTEREST:

Conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts which may arise and Pzena’s policy or procedure for handling them.

Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., “classic” value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they are mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity which may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena aggregates like orders where it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by clients with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, Pzena may place separate, non-simultaneous transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. The structure may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance fees. To prevent conflicts of interest associated with managing accounts with different fee structures, Pzena generally requires portfolio decisions to be made on a product specific basis (i.e., for all large cap value Accounts). Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Schneider Capital Management Corporation (“Schneider”)

MANAGEMENT: The portion of the Fund allocated to Schneider is managed by Arnold C. Schneider III, CFA. Mr. Schneider serves as President and Chief Investment Officer and manages the portion of Fund allocated to Schneider. Prior to founding Schneider, Mr. Schneider was a Senior Vice President and Partner of the Wellington Management Company. He has earned the right to use the CFA Institute Chartered Financial Analyst designation. Mr. Schneider received a B.S. in Finance from the McIntire School of Commerce of the University of Virginia.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Schneider as of December 31, 2010:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Arnold C. Schneider III	32	$2,427	None	N/A

Registered Investment Companies	5	$550	None	N/A
Other pooled investment vehicles	4	$462	None	N/A
Other accounts	23	$1,415	None	N/A

COMPENSATION STRUCTURE. Mr. Schneider’s compensation consists of a fixed base salary and a bonus. A portion of his bonus may be deferred. Generally, his salary is fixed at the beginning of each year; his bonus and any deferred compensation are discretionary and based on the overall profitability of the firm.

OWNERSHIP BY PORTFOLIO MANAGER. Mr. Schneider does not own any shares of the Fund.

MATERIAL CONFILCTS OF INTEREST: None

TCW Investment Management Company (“TCW”)

MANAGEMENT. The portion of the Fund allocated to TCW is managed by Craig C. Blum.

Craig C. Blum, CFA, Portfolio Manager, Group Managing Director and US Equities – Mr. Blum is portfolio manager of the TCW Concentrated Core strategy and the TCW Select Equities Fund. He joined TCW in 1999 as a research analyst in the U.S. Equity Research group covering data networking, communications equipment, and enterprise technology companies. In 2002, Mr. Blum became a member of the Concentrated Core/Select

Equities group and was subsequently named portfolio manager in 2004. Prior to TCW, Mr. Blum was a commercial mortgage-backed securities analyst at FMAC Capital Markets and PaineWebber. Mr. Blum began his investment career in 1994 as a financial advisor for Merrill Lynch. He received his BS in Applied Mathematics and Computer Science from the University of California at Los Angeles (UCLA), and his MBA from the UCLA Anderson Graduate School of Management. Mr. Blum is a CFA charterholder.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Blum as of December 31, 2010:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Craig C. Blum
Registered Investment Companies	3	$788.4	0	0
Other pooled investment vehicles	6	$421.6	2	$43.2
Other accounts	52	$2,713.5	2	$330.1

COMPENSATION STRUCTURE. Portfolio Managers Compensation

The overall objective of the compensation program for portfolio managers is for the Advisor to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, “TCW”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary.                Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing.                Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in other cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategy offered in the Fund, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Fund.

Certain accounts of TCW (but not the Fund) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities such as those employed in the Fund, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies, performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Fund or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases bonuses may be paid on a discretionary bonus out of a departmental profit sharing pool, as determined by the supervisor(s) in the department. In other cases, where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. Many portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2005 TCW Stock Option Plan provides eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW. Portfolio managers participating in the TCW 2005 TCW Stock Option Plan also generally participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. The TCW 2005 Stock Option Plan has been closed for new issuances and TCW is in the process of establishing a new equity-based plan in which portfolio managers will have an opportunity to participate. In connection with TCW’s acquisition of Metropolitan West Asset Management LLC (the “MW Acquisition”) in 2010, a Retention Award Plan was established pursuant to which certain portfolio managers in the fixed income area will be entitled to awards in the form of cash and/or TCW stock, either on a contractually-determined basis or on a discretionary basis. Also, in connection with the MW Acquisition, certain portfolio managers will receive TCW stock as part of a contingent deferred purchase price. Some portfolio managers are direct stockholders of Société Générale, as well.

Other Plans and Compensation Vehicles.        Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

Each of the Fund’s sub-advisers has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the year ended December 31, 2010, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99-12(a)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2007, filed electronically with the Securities and Exchange Commission on March 7, 2008.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 7, 2011

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer)
Treasurer

Date:	March 7, 2011